March 10, 2025

BNY MELLON INVESTMENT FUNDS VII, INC.
-BNY Mellon Short Term Income Fund

Supplement to Current Summary Prospectus and Prospectus

Effective June 1, 2025, the following information will supersede and replace the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

James DiChiaro and Scott Zaleski, CFA are the fund's primary portfolio managers, positions they have held since November 2023 and July 2019, respectively. Mr. DiChiaro is a senior portfolio manager at INA. Mr. Zaleski is Head of U.S. Multi-Sector Fixed Income at INA.

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Effective June 1, 2025, the following information will supersede and replace the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

James DiChiaro and Scott Zaleski, CFA are the fund's primary portfolio managers and are jointly and primarily responsible for managing the fund's portfolio. Messrs. DiChiaro and Zaleski have served as primary portfolio managers of the fund since November 2023 and July 2019, respectively. Mr. DiChiaro is a senior portfolio manager at INA and has been employed by INA or a predecessor company of INA since 1999. Mr. Zaleski is Head of U.S. Multi-Sector Fixed Income at INA and has been employed by INA or a predecessor company of INA since 2014.

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